Other Income	12 Months Ended
Dec. 31, 2015
Other Income [Abstract]
Other Income

NOTE 17. OTHER INCOME

(In millions)	2015	2014	2013

GE
Purchases and sales of business interests(a)	$1,020	$188	$1,750
Licensing and royalty income	168	288	320
Associated companies	45	176	40
Net interest and investment income(b)	65	(77)	116
Other items(c)	868	132	660
	2,165	707	2,886
Eliminations	62	71	221
Total	$2,227	$778	$3,107

(a) Included a pre-tax gain of $623 million on the sale of our Signaling business in 2015 and a pre-tax gain of $1,096 million on the sale of our 49% common equity interest in NBCU LLC in 2013. See Note 2.

(b) Included other-than-temporary impairments on investment securities of $(217) million in 2014.

(c) Included the $450 million NBCU tax settlement and the $175 million break-up fee from Electrolux in 2015. Included net gains on asset sales of $90 million, $127 million and $357 million in 2015, 2014